UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 23, 2010

CHART INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11442	34-1712937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Infinity Corporate Centre Drive, Suite 300, Garfield Heights, Ohio	44125
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 753-1490

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 23rd and 24th, 2010, executive officers of Chart Industries, Inc. (the “Company”) will be making presentations at investor meetings in Milwaukee and Chicago, respectively. The executive officers will be discussing content that was previously disclosed in a slide presentation at similar investor meetings in New York on June 8th, 2010. The June 8th slide presentation is currently posted on the Company’s investor relations website and is included in the Company’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission on June 7, 2010. All information in this report on Form 8-K is furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporated it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.

Date: June 23, 2010
	By:	/s/ Michael F. Biehl
Michael F. Biehl
Executive Vice President and
Chief Financial Officer

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